H Y P E R I O N

                                              2002

                                          TERM TRUST



                                           Semi-Annual

                                         November 30, 1998





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HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

-----------------------------------------------------------------------------



                                                             January 22, 1999

Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the "Trust") for its semi-annual period ended November 30, 1998, and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description Of The Trust
The Trust is a closed-end investment company whose investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).

Market Environment
This past year was a very challenging period for the markets. The problems in the global economy caused volatility in both the fixed income and equity markets. Prices on U.S. Treasuries increased, but other sectors of the market did not fare as well. Prices on MBS increased in general, but to a lesser amount than anticipated as prepayment risk increased. Credit related securities like corporate bonds also lagged, due to credit concerns and fears of an economic recession.

Two seemingly contradictory events needed to take place before any semblance of order could be restored to the markets. First, there had to be a significant deleveraging of portfolios; and, second, there had to be a reassertion of economic leadership on the part of both the U.S. and foreign governments. Surprisingly, both of these occurred in the fourth quarter. The deleveraging of portfolios occurred as a result of the implementation of stricter lending standards for all types of companies and portfolios. This forced these institutions to sell securities into the market and reduce market risk. Similarly, the lowering of administered interest rates by both the U.S. Federal Reserve Bank and its European counterparts clearly demonstrated a commitment to maintain the positive forward movement of these respective economies. Over the period, the Federal Funds rate dropped by 75 basis points.

By the end of the year, the fixed income markets appeared to be more sound. The "flight-to-quality" subsided, interest rates reversed some of their declines but, more importantly, the performance of corporate bonds and MBS began to recover. Below is a chart showing the changes in interest rates and yield spreads for various sectors of the fixed income market.


HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

Graph: The graph depicts the differences in yield spreads between the GNMA current coupon, 10 year Treasury, 2 year Treasury, and AAA Corporates for the period between September 30, 1998 and December 30, 1998.



We believe that the fixed  income  market will reverse course   in  1999.   We
expect   interest   rates  to increase   slightly   during   the   year.
This is primarily due to the continued strength of the U.S. economy. For the last 18 months, the U.S. economy has been an oasis of prosperity in  the  global community.  The  problems in Asia,  Russia,  and Latin America
have  failed  to  slow  the  U.S.   economy.  Weakness in manufacturing  and
other export-dependent companies has been more than compensated for in other areas, such as high-technology, bio-technology, and Internet-oriented companies.

We target a 5.5% to 6.0% yield level on 30-year U.S. Treasury Bonds in 1999. This interest rate environment should be favorable for MBS, as higher interest rates should reduce prepayment risk. The market environment should also be supportive of credit-related securities, as the strong economy should keep credit problems at a minimum.


Portfolio Strategy and Performance Over the last few months, as interest rates have decreased, the prices of security holdings in the portfolio have increased. As a result, we have taken the opportunity to selectively sell securities and reinvest the proceeds into well-structured mortgage and asset-backed securities with maturities that are consistent with the termination date of the Trust. In the process, we reduced the portfolio's exposure to prepayment risk by reinvesting into securities with lower coupon collateral, or by reinvesting into securities which, because of their structure or nature, are less sensitive to prepayment risk. Over 47% of the portfolio was restructured in this fashion over the last six months.

The portfolio's allocation to asset-backed securities increased slightly over the period. Currently, over 90% of the holdings are targeted to the stated maturity of the Trust. As of the end of December, the Trust, inclusive of leverage, had an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 3.9 years; the core (non-levered) assets had a duration of 2.8 years.

The Trust's total return based on Net Asset Value for the six month period ending November 30, 1998, was 4.00%. Total return is based upon the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholder is $0.03958 per share. The current yield of 5.67% on shares of the Trust is based on the NYSE closing price of $8.3750 on November 30, 1998.

The Trust is continuing its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions have been made when the share price of the Trust was significantly below the Trust's NAV. By purchasing the shares at a discount to the NAV and retiring them, the Trust recaptures the spread (between share purchase price and the NAV) by the Trust which benefits all of the Trust's remaining shareholders. During the period ended November 30, 1998, the Trust has repurchased and retired 441,600 shares, capturing $0.0135 in additional NAV per share, or $409,730 in an actual dollar amount for shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1998.

           HYPERION 2002 TERM TRUST, INC.
 PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998 *

                    Pie Chart

U.S. Government Agency Collateralized Mortgage Obligations          67.4%
Asset-Backed Securities                                             23.0%
Municipal Zero Coupon Securities                                     9.2%
Repurchase Agreement                                                 0.4%


*As a percentage of total investments

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at
1-800-HYPERION.

Sincerely,





ANDREW M. CARTER                         CLIFFORD E. LAI
Director and Chairman of the Board       President
Hyperion 2002 Term Trust, Inc.           Hyperion 2002 Term Trust, Inc.
Chairman and Chief Executive Officer,    President and Chief Investment Officer,
Hyperion Capital Management, Inc.        Hyperion Capital Management, Inc.






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HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
November 30, 1998 (unaudited)

                                                                                          Principal
                                                       Interest                            Amount                  Value
                                                         Rate            Maturity          (000s)                (Note 2)
-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 93.4%
U.S. Government Agency Collateralized Mortgage Obligations (REMICs) - 93.4%
Federal Home Loan Mortgage Corporation
    Series 1998, Class PE                                      5.50%     11/18/15             $ 20,000              $ 19,890,012
    Series 1628, Class G                                       5.85      08/15/19               14,000                14,009,800
    Series 2021, Class PN                                      6.00      08/15/17               30,125  @             30,312,842
    Series 2085, Class PA                                      6.00      07/15/17               30,000                30,149,400
                                                                                                           ----------------------
                                                                                                                      94,362,054
                                                                                                           ----------------------
Federal National Mortgage Association
    Series 1998-4, Class PA                                    6.00      02/18/16               66,907  @             67,258,832
    Series 1998-45, Class PC                                   6.00      11/18/15               21,510  @             21,605,504
    Series 1998-45, Class PD                                   6.00      04/18/18               28,717  @             28,860,298
    Series 1998-36, Class PA                                   6.25      07/18/13               28,376  @             28,546,094
    Series 1997-58, Class PH                                   6.50      06/18/18               15,610                15,740,187
    Series 1998-6, Class S                                     9.53      02/18/28                4,888                 5,016,408
                                                                                                           ----------------------
                                                                                                                     167,027,323
                                                                                                           ----------------------

Total U.S. Government Agency Collateralized Mortgage Obligations (REMICs)
            (Cost -          $ 260,946,486 )                                                                         261,389,377
                                                                                                           ----------------------

---------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 31.9%
Chase Credit Card Master Trust
    Series 1997-5, Class A                                     6.19      08/15/05               20,000                20,612,690
                                                                                                           ----------------------

Chemical Master Credit Card Trust I
    Series 1995-3, Class A                                     6.23      04/15/05               19,813                20,409,312
                                                                                                           ----------------------

Salomon Brothers Mortgage Securities VII
    Series 1998-NC3, Class B                                   6.46      08/25/28               10,000                 9,951,700
                                                                                                           ----------------------

Sears Credit Agreement Master Trust
    Series 1996-3, 4CTF Class A                                6.45      10/16/06               20,000                20,494,800
                                                                                                           ----------------------

Structured Mortgage Asset Securities Corp.
    Series 1992-M1, Class A2                                   7.05      11/25/02               17,077                17,814,552
                                                                                                           ----------------------

Total Asset-Backed Securities
            (Cost -           $ 86,265,713 )                                                                          89,283,054
                                                                                                           ----------------------

---------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 12.7%
Massachusetts - 4.3%
Massachusetts State
       Series B, FGIC                                          3.(a)     06/1/02                 5,000                 4,365,795
       Series B, AMBAC                                         3.(a)     08/1/02                 8,830                 7,660,396
                                                                                                           ----------------------
                                                                                                                      12,026,191
                                                                                                           ----------------------
Pennsylvania - 3.5%
Pittsburgh Pennsylvania, Water & Sewer Authority
      Series A, Revenue Bonds, FGIC                            4.(a)     09/01/03               12,000                 9,922,536
                                                                                                           ----------------------

Texas - 2.3%
San Antonio Texas, Electric & Gas
       Revenue Bonds, AMBAC                                    3.(a)     02/01/03                7,500                 6,366,165
                                                                                                           ----------------------




MUNICIPAL ZERO COUPON SECURITIES - (continued)
Utah - 2.6%
Intermountain Power Agency, Utah Power Supply
       Series B, Revenue Bonds, AMBAC                          4.(a)     07/01/02              $ 8,490               $ 7,347,789
                                                                                                           ----------------------

Total Municipal Zero Coupon Securities
            (Cost -           $ 32,646,360 )                                                                          35,662,681
                                                                                                           ----------------------

---------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENT - 0.5%
Dated 11/30/98, with State Street Bank and Trust Company;
    proceeds: $1,387,193; collateralized by $1,060,000
    U.S. Treasury Note, 7.875%,  due 02/15/21, value: $1,413,429
            (Cost -            $ 1,387,000 )                   5.00      12/02/98                1,387                 1,387,000
                                                                                                           ----------------------

---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 138.5%
            (Cost -          $ 381,245,559 )                                                                       $ 387,722,112

Liabilities in Excess of Other Assets - (38.5%)                                                                     (107,836,268)
                                                                                                           ----------------------

NET ASSETS - 100.0%                                                                                                $ 279,885,844
                                                                                                           ======================


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             @        - Portion of or entire  principal amount delivered to
                      counterparty as collateral for reverse repurchase agreements (Note 5).
           (a) - Zero Coupon Bonds. Interest rate Represents yield to maturity. AMBAC - Insured by American Municipal Bond Assurance Corporation.
          FGIC  - Financial Guaranty Insurance Company.
         REMIC  - Real Estate Mortgage Investment Conduit.





----------
See notes to financial statements.





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Statement of Assets and Liabilities
November 30, 1998 (unaudited)

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

Assets:
Investments, at value (cost $381,245,559)                                  $     387,722,112
Interest receivable                                                                2,438,695
Principal paydowns receivable                                                        834,325
Prepaid expenses and other assets                                                    160,392
                                                                            ----------------
          Total assets                                                           391,155,524
                                                                            ----------------

Liabilities:
Reverse repurchase agreements (Note 5)                                           110,037,000
Temporary bank overdraft                                                             917,538
Interest payable for reverse repurchase agreements (Note 5)                          229,170
Accrued expenses and other liabilities                                                85,972
                                                                            ----------------
          Total liabilities                                                      111,269,680
                                                                            ----------------

Net Assets (equivalent to $ 9.19 per share based on 30,446,839
shares issued and outstanding)                                             $     279,885,844
                                                                            =================

Composition of Net Assets:
Capital stock, at par ($.01) (Note 6)                                      $         304,468
Additional paid-in capital (Note 6)                                              295,396,847
Undistributed net investment income                                                8,886,660
Accumulated net realized losses                                                  (31,178,684)
Net unrealized appreciation                                                        6,476,553
                                                                            ----------------
                                                                              ==============
Net assets applicable to capital stock outstanding                         $     279,885,844
                                                                            ================

----------
See notes to financial statements.



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HYPERION 2002 TERM TRUST, INC.
Statement of Operations
For the Six Months Ended November 30, 1998 (unaudited)

-------------------------------------------------------------------------------


Investment Income (Note 2):
         Interest                                        $    12,754,044
                                                          ---------------

Expenses:
         Investment advisory fee (Note 3)                        707,139
         Administration fee (Note 3)                             213,583
         Insurance                                                73,609
         Custodian                                                39,957
         Reports to shareholders                                  28,580
         Accounting and tax services                              16,497
         Directors' fees                                          23,955
         Registration                                             16,119
         Transfer agency                                          14,447
         Legal                                                     3,736
         Miscellaneous                                            30,685
                                                         ---------------
                  Total operating expenses                     1,168,307
         Interest expense (Note 5)                             3,526,167
                                                         ---------------
                  Total expenses                               4,694,474
                                                          ---------------
         Net investment income                                 8,059,570
                                                          ---------------

Realized and Unrealized Gains (Losses) on Investments
(Note 2):
Net realized losses on investment transactions                 3,769,062
Net change in unrealized depreciation on investments          (1,812,053
                                                          ---------------

Net realized and unrealized loss on investment
transactions                                                   1,957,009
                                                          ---------------
Net increase in net assets resulting from operations     $    10,016,579
                                                          ===============

See notes to financial statements.





--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.                                                              For the Six
Statements of Changes in Net Assets                                                         Months Ended             For the Year
                                                                                         November 30, 1998              Ended
                                                                                            (unaudited)              May 31, 1998
-------------------------------------------------------------------------------


Increase in Net Assets Resulting from Operations:
     Net investment income                                                        $         8,059,570         $        17,214,656
     Net realized gains on investments, short sales, futures
          and option transactions                                                           3,769,062                  16,054,451
     Net change in unrealized appreciation on investments                                  (1,812,053)                  3,067,190
                                                                                      -----------------------   -------------------
     Net increase in net assets resulting from operations                                  10,016,579                  36,336,297
                                                                                      -----------------------   -------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                 (7,300,735)                (15,068,145
                                                                                      -----------------------   -------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                          (3,689,785)                (23,762,315)
                                                                                      -----------------------   --------------------

              Total decrease in net assets                                                   (973,941)                 (2,494,163)

Net Assets:
     Beginning of period                                                                  280,859,785                 283,353,948
                                                                                      -----------------------   --------------------
     End of period (including undistributed net investment income
          of $8,886,660 and $8,127,825, respectively)                             $       279,885,844           $     280,859,785
                                                                                      =======================   ====================

See notes to financial statements.



--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows
For the Six Months Ended November 30, 1998 (unaudited)

-------------------------------------------------------------------------------


Increase (Decrease) in Cash:
Cash flows provided by operating activities:
    Interest received (excluding net accretion of $854,882)                          $               11,660,614
    Interest expense paid                                                                            (3,487,290)
    Operating expenses paid                                                                          (1,946,503)
    Purchase of short-term portfolio investments, including options, net                               (441,000)
    Purchase of long-term portfolio investments                                                    (204,352,635)
    Proceeds from dispositions of long-term portfolio investments and
      principal paydowns                                                                            231,615,364
                                                                                        ------------------------
    Net cash provided by operating activities                                                        33,048,550
                                                                                        ------------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Trust shares                                                  (3,893,660)
    Net cash used for reverse repurchase agreements                                                 (22,782,750)
    Cash dividends paid                                                                              (7,300,735)
                                                                                        ------------------------
    Net cash used for financing activities                                                          (33,977,145)
                                                                                        ------------------------
Net increase in cash                                                                                   (928,595)
Cash at beginning of period                                                                              11,057
                                                                                        ------------------------
Temporary bank overdraft at end of period                                            $                 (917,538)
                                                                                        ========================

Reconciliation of Net Increase in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations                                 $               10,016,579
                                                                                        ------------------------
    Decrease in investments                                                                          21,973,277
    Decrease in net unrealized appreciation on investments                                            1,812,053
    Increase in interest receivable                                                                     (14,040)
    Increase in other assets                                                                           (748,206)
    Decrease in other liabilities                                                                         8,887
                                                                                        ------------------------
          Total adjustments                                                                          23,031,971
                                                                                        -----------------------
Net cash provided by operating activities                                            $               33,048,550
                                                                                        ========================

See notes to financial statements.



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HYPERION 2002 TERM TRUST, INC.
Financial Highlights                 For the Six Month For the Year     For the Year    For the Year  For the Year     For the Year
                                     Ended Nov. 30,      Ended            Ended          Ended           Ended            Ended
                                     1998 (unaudited) May 31, 1998     May 31, 1997    May 31, 1996  May 31, 1995     May 31, 1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value
     beginning of period              $  9.09        $   8.35        $     7.98      $   8.46        $   8.07        $   9.05
                                   --------------   --------------  ---------------  -------------  --------------  --------------
Net investment income                    0.27            0.27              0.60          0.58            0.67            0.68
Net realized and unrealized gain
     (loss) on investment, short sale,
     futures and option transactions     0.06            0.62              0.24         (0.54)           0.34           (0.95)
                                   --------------   --------------  ---------------  -------------  --------------  --------------
Net increase (decrease) in net
     asset value resulting from
     operations                          0.33            0.89              0.84          0.04            1.01           (0.27)
Net effect of shares repurchased         0.01            0.09              0.05          0.01            0.01            0.01
Dividends from net investment
     income                             (0.24)          (0.24)            (0.52)        (0.53)          (0.63)          (0.72)
                                   --------------   --------------  ---------------  -------------  --------------  --------------
Net asset value, end of period     $     9.19        $   9.09         $    8.35       $  7.98         $  8.46        $   8.07
                                   ==============   ==============  ===============  =============  ==============  ==============
Market price, end of period        $     8.38        $   8.13         $    7.25       $  6.87         $  7.25        $   7.25
                                   ==============   ==============  ===============  =============  ==============  ==============

Total Investment Return +               6 (1)           18.93%             13.28%         2.11%          9.46%        (13.17)%

Ratios to Average Net Assets/Supplementary
Data:
Net assets, end of period (000s)        $279,886       $280,860            $283,354       $286,035       $304,083      $291,463
Operating expenses                      0.83%(2)           0.83%              0.86%          0.93%          0.91%          0.81%
Interest expense                        2.49%(2)           2.48%              2.47%          2.47%          2.29%          1.34%
Total expenses                          3.32%(2)           3.31%              3.33%          3.40%          3.20%          2.15%
Net investment income                   5.70%(2)           6.09%              7.16%          6.89%          8.50%          7.90%
Portfolio turnover rate                   50%                 83%              35%            64%            356%           628%


+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions.
(1) Not Annualized
(2) Annualized
----------
See notes to financial statements.


------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 1998 (unaudited)
------------------------------------------------------------------------------


1.  The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments : Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased : The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position 2. Significant Accounting Policies (continued)

increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts : A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income : Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes : It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions : The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses : A total of $40,500 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced investment operations. As of May 31, 1998, all deferred organization expenses have been completely amortized.

Cash Flow Information : The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Temporary Bank Overdraft" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements : The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment  Advisory  Agreement  and  Affiliated
Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the six months ended November 30, 1998, the Advisor received $707,139 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the six months ended November 30, 1998, the Administrator received $213,583 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended November 30, 1998 were $30,301,019 and $69,849,960, respectively. Purchases and sales of U.S. Government securities, for the six months ended November 30, 1998 were $174,051,616 and $154,723,666, respectively. For purposes of this note, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 1998 was $381,245,559 which was the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $6,476,553 (gross unrealized appreciation -- $6,703,251; gross unrealized depreciation --
$226,698). At May 31, 1998, the Trust had a capital loss carryforward of $31,460,342, of which $14,612,012 expires in 2002, $7,809,791 expires in 2003,
$4,415,068 expires in 2004 and $4,623,471 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse

5.  Borrowings (continued)

repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 1998, the Trust had the following reverse repurchase agreements outstanding:

                                                          Maturity in
                                                          Zero to 30 days
                   Maturity Amount,  including  Interest
                   Payable                                $110,447,723
                   Market Value of Assets Sold
                     Under Agreements........             $118,102,911
                   Weighted Average Interest Rate         5.18%
                                                          -----

                   --------------------------------------

The average daily balance of reverse repurchase agreements outstanding during six months ended November 30, 1998 was approximately $125,641,072, at a weighted average interest rate of 5.60%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $135,894,000 as of October 14, 1998, which was 32.15% of total assets.

6.  Capital Stock

At November 30, 1998, there were 75 million shares of $0.01 par value common stock authorized. Of the 30,888,439 shares outstanding at November 30, 1998, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million shares are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the six months ended November 30, 1998 and year ended May 31, 1998, the Trust repurchased totals of 441,600 and 3,051,600 shares of its outstanding common stock at costs of $3,689,785 and $23,762,315 and average discounts of approximately 10.3% and 11.2% from its net asset value, respectively. All shares repurchased either have been or will be retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures contracts at November 30, 1998.

There was no written option activity for the year ended November 30, 1998.





8.  Subsequent Events

The Trust's Board of Directors declared the following regular monthly dividends:

                                 Dividend      Record       Payable
                                 Per Share       Date         Date
                                 $0.03958      12/21/98     12/31/98
                                 $0.03958      12/31/98     01/28/99
                               --------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                            PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------
During the six month period ended November 30, 1998, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 13, 1998. The description of each proposal and number of shares voted are as follows:



                                                                                           Shares Voted         Shares Voted
                                                                                               For           Without Authority
-------------------------------------------------------------- ------------------------ ------------------- ---------------------

1.  To elect to the Trust's Board of Directors:                Andrew M. Carter            26,849,960                439,066
                                                               Rodman L. Drake             26,880,599                408,428

-------------------------------------------------------------- ------------------------ ------------------- ---------------------

                                                                    Shares Voted           Shares Voted         Shares Voted
                                                                         For                 Against              Abstain
-------------------------------------------------------------- ------------------------ ------------------- ---------------------

2. To select PricewaterhouseCoopers LLP as the Trust's
     independent accountants:                                              26,822,565         125,176                341,286



                                                YEAR 2000 CHALLENGE (unaudited)

--------------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.






             DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.


-------------------------------------------------------------------------------
Hyperion 2002 Term Trust, Inc.
Selected Quarterly Financial Data
(unaudited)


-------------------------------------------------------------------------------

                                                    Net realized and
                                               unrealized gains (losses)       Net increase
                                                  on investment, short       (decrease) in net
                               Net investment  sale, futures and options    assets resulting from   Dividends and
                                  income               transactions              operations        distributions      Share price
                                            --------------  -------------------    -----------------  ------------------   ---------
Quarter ended      Total income   Amount  Per share   Amount     Per share       Amount   Per share Amount  Per share High   Low
------------------------------------------------------------------------------------------------------------------------------------

November 2, 1992**
to November 30, 1992$ 1,811,843  $ 1,533,358  0.04     737,934 $   0.03  $ 2,271,29$   0.07       -     $   -    $   10 $/8  10

February 28, 1993    9,122,966    7,032,751   0.19  (3,681,008)   (0.10)   3,351,743   0.09   7,265,759     0.20   10 1/8   9 1/2

May 31, 1993         9,872,116    7,502,266   0.21 (10,302,260)   (0.29)  (2,799,994) (0.08)  7,265,759     0.20   10 1/8   8 7/8

August 31, 1993      7,900,285    5,891,890   0.17  (7,056,496)   (0.19)  (1,164,606) (0.02)  7,265,759     0.20    9 7/8   8 1/4

November 30, 1993    7,647,909    6,287,067   0.17 (14,250,814)   (0.40)  (7,963,747) (0.23 0 6,655,302     0.18    9 3/8   7 1/2

February 28, 1994    7,304,356    5,779,371   0.16  (3,697,312)   (0.10)   2,082,059   0.06   6,200,403     0.17    8       7 3/8

May 31, 1994         8,257,401    6,489,914   0.18  (9,318,373)   (0.26)  (2,828,459) (0.08)  5,876,469     0.17    7 5/8   7

August 31, 1994      8,111,892    6,080,085   0.17  (4,477,491)   (0.12)   1,602,594   0.05   5,863,752     0.17    7 3/8   6 3/4

November 30, 1994    8,953,967    6,721,015   0.19 (12,361,939)   (0.34)  (5,640,924) (0.15)  5,848,698     0.16    7 1/8   6 1/4

February 28, 1995    8,177,423    5,855,585   0.16  11,776,995     0.32   17,632,580   0.48   5,539,380     0.15    7       6 1/2

May 31, 1995         7,992,242    5,503,840   0.15  17,498,730     0.49   23,002,570   0.64   5,389,408     0.15    7 3/8   6 3/4

August 31, 1995      7,720,721    5,165,495   0.15  (1,657,645)   (0.05)   3,507,850   0.10   4,939,722     0.14    7 5/8   6 3/4

November 30, 1995    7,757,245    5,135,530   0.14   8,211,190     0.23   13,346,720   0.37   4,713,040     0.13    7 3/8   7

February 29, 1996    7,967,548    5,119,151   0.14  (7,838,546)   (0.22)  (2,719,395) (0.08)  4,708,389     0.13    7 1/2   7 1/8

May 31, 1996         7,830,152    5,524,086   0.15 (18,033,989)   (0.50) (12,509,903) (0.35)  4,705,337     0.13    7 3/8   6 5/8

August 31, 1996      7,973,437    5,540,861   0.16     904,649     0.03    6,445,510   0.19   4,704,739     0.13    7 1/8   6 3/4

November 30, 1996    7,685,737    5,350,099   0.15  19,086,151     0.54   24,436,250   0.69   4,702,621     0.13    7 3/8   6 3/4

February 28, 1997    7,482,318    5,071,417   0.15 (10,119,650)   (0.29)  (5,048,233) (0.14)  4,667,444     0.13    7 1/2   7

May 31, 1997         7,568,189    5,002,177   0.14  (1,200,908)   (0.04)   3,801,269   0.10   4,292,664     0.13    7 1/2   7

August 31, 1997      6,978,930    4,674,227   0.14  10,347,387     0.32   15,021,614   0.46   3,928,855     0.12    8 4/5   7 1/4

November 30, 1997    6,886,541    4,431,862   0.15   4,447,462     0.13    8,879,324   0.28   3,780,768     0.13    8       7 5/8

February 28, 1998    6,334,700    4,138,632   0.13   2,882,131     0.09    7,020,763   0.22   3,685,921     0.12    8 1/8   7 7/8

May 31, 1998         6,354,705    3,969,935   0.13   1,444,661     0.05    5,414,596   0.18   3,672,601     0.12    8 1/8   7 15/16

August 31, 1998      6,426,712    4,058,332   0.13   3,568,613     0.12    7,626,945   0.25   3,685,921     0.12    8 3/8   8  1/16

November 30, 1998    6,327,332    4,001,238   0.14  (1,611,604)   (0.06)   2,389,634   0.08   3,614,814     0.12    8 1/2   8  1/4


  *   Excludes net effect of shares repurchased.
**   Commencement of investment operations.

-------------------------------------------------------------------------------



INVESTMENT ADVISOR AND ADMINISTRATOR                CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.                   STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                                   225 Franklin Street
165 Broadway, 36th Floor                            Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:            INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                                    PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                                      1177 Avenue of the Americas
                                                    New York, New York  10036
BOSTON EQUISERVE L.P.
Investor Relations Department                       LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts  02266-8200                   SULLIVAN & WORCESTER LLP
For Shareholder Services:                           1025 Connecticut Avenue, N.W.
(800) 426-5523                                      Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.





-------------------------------------------------------------------------------

Officers & Directors
-------------------------------------------------------------------------------
Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members
----------------------------------------



The accompanying financial statements as of November 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

     Hyperion 2002 Term Trust, Inc.
                One Liberty Plaza
         165 Broadway, 36th Floor
            New York, NY  10006-1404